SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2008

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of Incorporation)		Identification No.)

Webster Plaza, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2008, George T. Carpenter, a member of the Board of Directors of Webster Financial Corporation (“Webster”), informed the Board that he will retire from his position as a Webster director upon the expiration of his term at the annual meeting in April 2008.

Item 8.01	Other Events.

On February 5, 2008, Webster Financial Corporation issued a press release announcing that its annual meeting of shareholders will be held on April 24, 2008 at 4:00 p.m. (Eastern Standard Time) at the Courtyard by Marriott, 63 Grand Street, Waterbury, CT. That press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated February 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: February 5, 2008

By:   /s/     Harriet Munrett Wolfe

        Name:  Harriet Munrett Wolfe

        Title:    Executive Vice President,

                     General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 5, 2008.